SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 22, 1996


                                 FM PROPERTIES INC.


              Delaware               0-19989                72-1211572
          (State or other         (Commission             (IRS Employer
          jurisdiction of         File Number)           Identification
          incorporation or                                   Number)
           organization)

                                 1615 Poydras Street
                            New Orleans, Louisiana  70112

     Registrant's telephone number, including area code:  (504) 582-4000






          Item 5.   Other Events.
                    -------------
          The following news release was issued by FM Properties Inc. on August 22, 1996:

                          FM PROPERTIES SELLS BARTON CREEK
                         COUNTRY CLUB AND CONFERENCE RESORT

               NEW ORLEANS, LA., August 22, 1996 -- FM Properties Inc. (NASDAQ:FMPO) announced today that it has sold its Barton Creek Country Club and Conference Resort for $25 million cash and other consideration to an affiliate of ClubCorp International of Dallas, Texas. The club and conference resort properties, which had been operated by an affiliate of ClubCorp under a long-term lease agreement with a purchase option, consist of the Barton Creek Country Club, Spa and Conference Center located near Austin, Texas along with its Tom Fazio and Ben Crenshaw designed golf courses. Also included is the Barton Creek - Lakeside Country Club and its Arnold Palmer designed golf course northwest of Austin on Lake Travis.
               The $25 million cash payment was made to FMPO on August 21, 1996. Other consideration includes a substantial number of memberships in the Barton Creek Country Club with a value of $3 million, which will be used by FMPO in marketing its remaining 2,900 acres of undeveloped land in the Barton Creek Project. FMPO will report no significant financial accounting gain or loss on the sale.
               Richard C. Adkerson, Chairman of the Board of Directors and Chief Executive Officer, said, "The sale of the Barton Creek Club to ClubCorp, which has operated the club since we acquired the property, allows us to focus on our primary business of land development and marketing at Barton Creek, the adjacent 500 acre Lantana development and our other holdings in Austin, Dallas, Houston and San Antonio. This transaction achieves substantial further progress on our objective to reduce FMPO's debt, which was originally $500 million and is now approximately $70 million.
           Our arrangements with ClubCorp, a nationally recognized operator of high quality golf resorts, ensure that the Barton Creek resort will continue as a valuable amenity associated with our future residential and commercial real estate development activities."
               FMPO is engaged in the development and marketing of real estate in the Austin, Dallas, Houston and San Antonio, Texas areas.



                                      SIGNATURE
                                      ---------

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FM PROPERTIES INC.


                                        By:      /s/ William J. Blackwell
                                             ------------------------------
                                                 William J. Blackwell
                                             Controller - Financial Reporting
                                                (authorized signatory and
                                               Principal Accounting Officer)

          Date:  August 26, 1996